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                                                                  EXHIBIT 10(19)
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                           COMVERSE TECHNOLOGY, INC.

                            1994 STOCK OPTION PLAN

1.  Purpose.
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The purpose of this 1994 Stock Option Plan (the "Plan") is to induce key personnel, including employees, directors, independent contractors, and other persons rendering valued services, to remain in the employ or service of Comverse Technology, Inc. (the "Company"), and its present and future subsidiary corporations (each of which is hereinafter referred to as a "Subsidiary"), to attract new personnel and to encourage such personnel to secure or increase on reasonable terms their stock ownership in the Company. The Board of Directors of the Company (the "Board") believes that the granting of options (the "Options") under the Plan will promote continuity of management and increased incentive and personal interest in the welfare of the Company by those who are or may become primarily responsible for shaping and carrying out the long range plans of the Company and securing its continued growth and financial success. Options granted hereunder are intended to be either (a) "incentive stock options" (which term, when used herein, shall have the meaning ascribed thereto by the provisions of Section 422(b) of the Internal Revenue Code of 1986, as amended (the "Code")) or (b) options which are not incentive stock options or
(c) a combination thereof, as determined by the Committee (the "Committee") (referred to in Section 5 hereof) at the time of the grant thereof.

2.  Effective Date of the Plan.
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The Plan became effective on September 16, 1994, by resolution of the Board, subject to ratification of the Plan by the vote of the holders of a majority of the outstanding shares of the common stock, $0.10 par value, of the Company (the "Common Stock") present in person or by proxy at the 1994 Annual Meeting of Shareholders of the Company.

3.  Stock Subject to Plan.
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950,000 of the authorized but unissued shares of the Common Stock are hereby reserved for issue upon the exercise of Options; provided, however, that the number of shares so reserved may from time to time be reduced to the extent that a corresponding number of issued and outstanding shares of the Common Stock are purchased by the Company and set aside for issue upon the exercise of Options. If any Options expire or terminate for any reason without having been exercised in full, the unpurchased shares subject thereto shall again be available for the purposes of the Plan.

4.  Administration.
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The Plan shall be administered by the Committee referred to in Section 5 hereof.
If a Committee shall not be so established, the Board shall perform the duties and functions ascribed herein to the Committee. Subject to the express provisions of the Plan, the Committee shall have complete authority, in its discretion, to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and provisions of the respective option agreements (which need not be identical), to determine the individuals (the "Participants") to whom and the times and the prices at which Options shall be granted, to establish the option periods, the number of shares of the Common Stock to be subject to each Option, whether each Option shall be exercisable immediately or in installments and, if in installments, the time and size thereof, whether each Option shall be an incentive stock option
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or an Option which is not an incentive stock option, and to make all other determinations necessary or advisable for the administration of the Plan. In making such determinations, the Committee may take into account the nature of the services rendered by the respective Participants, their present and potential contributions to the success of the Company and the Subsidiaries and such other factors as the Committee, in its discretion, shall deem relevant. The Committee's determination on all of the matters referred to in this Section 4 shall be conclusive.

5.  Committee.
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The Committee shall consist of at least three individuals who may, but need not, be members of the Board and all of whom shall be "disinterested persons" within the meaning of Rule 16b-3(c)(2)(i) promulgated under the Securities Exchange Act of 1934, as amended. The Committee shall be appointed by the Board, which may at any time and from time to time remove any member of the Committee, with or without cause, appoint additional members of the Committee and fill vacancies, however caused, in the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination of the Committee reduced to writing and signed by all of the members of the Committee shall be fully as effective as if it had been made at a meeting duly called and held.

6.  Eligibility.
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A.  An Option which is an incentive stock option may be granted only to key employees of the Company or a Subsidiary.

B. An Option which is not an incentive stock option may be granted only to key employees of the Company or a Subsidiary, independent contractors hired by the Company or a Subsidiary and, upon the terms and subject to the conditions set forth in paragraph C of this Section, members of the Board who are not employees of the Company or a Subsidiary.

C. Each director of the Company who is not an employee of the Company or any Subsidiary, who does not receive compensation from the Company or any Subsidiary in any capacity other than as a director of the Company and whose membership on the Board is not attributable to any contract between the Company and such director or any other entity with which such director is affiliated, shall receive in each fiscal year of the Company Options to purchase 6,000 shares of Common Stock having an option price per share equal to the fair market value of a share of Common Stock determined (in accordance with Paragraph C of Section 7) as of the date two business days after the publication of the audited year-end financial statements of the Company for the immediately preceding fiscal year, such Options to be forfeited to the extent of 1,200 shares per meeting in the event that such director, during the year of grant, fails to attend, in the aggregate, at least five meetings of the Board and any committees of the Board of which such director is a member; provided, however, that during the continuation of the Company's 1987 Stock Option Plan, as amended, options granted thereunder shall be deemed to be granted under the Plan for the purposes of this Section 6.

7.  Option Prices.
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A.  The initial per share option price of any Option which is an incentive stock option shall not be less than the fair market value of a share of the Common Stock on the date of grant; provided, however, that, in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an incentive stock option is granted to him, the initial per share option price shall not be less than 110% of the fair market value of the Common Stock.

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B.  The initial per share option price of any Option which is not an incentive stock option shall not be less than $0.10; provided, that the initial per share option price of any Option granted to a member of the Board who is not an employee of the Company or any Subsidiary shall be fixed in accordance with paragraph C of Section 6.

C. For the purposes hereof, the fair market value of a share of the Common Stock on any date shall be equal to the closing sale price of a share of the Common Stock as published by a national securities exchange on which the shares of the Common Stock are traded on such date or, if there is no sale of the Common Stock on such date, the average of the bid and asked prices on such exchange at the close of trading on such date or, if the shares of the Common Stock are not listed on a national securities exchange on such date, the closing price in the over the counter market, or if the Common Stock is not traded on a national securities exchange or the over the counter market, the fair market value of a share of the Common Stock on such date as shall be determined in good faith by the Committee in compliance with Section 422(b)(4) of the Code and the applicable regulations promulgated thereunder.

8.  Option Term.
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Participants shall be granted Options for such term as the Committee shall determine, not in excess of ten years from the date of the granting thereof; provided, however, that (i) in the case of a Participant who owns more than 10% of the total combined voting power of the Common Stock at the time an Option which is an incentive stock option is granted to him, the term with respect to such Option shall not be in excess of five years from the date of the granting thereof and (ii) in the case of Options received by directors who are not employees of the Company or any Subsidiary, the term shall be five years from the last day of the fiscal year of the Company in respect of which the Option is granted.

9.  Limitation on Amount of Incentive Stock Options Granted.
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The aggregate fair market value (determined at the date of grant) of the shares of the Common Stock for which any Participant may be granted incentive stock options which are exercisable for the first time in any calendar year (whether under the terms of the Plan or any other stock option plan of the Company) shall not exceed $100,000. To the extent that any Option which is intended to be an incentive stock option fails to satisfy the requirements of this Section, the Option shall be treated as an Option which is not an incentive stock option. This Section shall be applied by taking Options into account in the order in which they are granted.

10.  Exercise of Options.
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A.  Options granted to employees of and consultants to the Company or any
Subisidary shall become exercisable at such times and in such installments as the Committee shall determine at the time of the grant thereof. Options received by directors other than employees of the Company or any Subsidiary shall become exercisable on the first day of the fiscal year of the Company next following the year in respect of which such Options are granted.

B. Except as hereinbefore otherwise set forth, an Option may be exercised either in whole or in part at any time or from time to time.

C. An Option may be exercised only by a written notice of intent to exercise such Option with respect to a specified number of shares of the Common Stock and payment to the Company of the amount of the option price for the number of shares of the Common Stock so

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specified; provided, however, that, if the Committee shall in its sole discretion so determine at the time of the grant of any Option, all or any portion of such payment may be made in kind by the delivery of shares of the Common Stock having a fair market value, on the date of delivery (as determined in the manner set forth in paragraph C of Section 7 hereof), equal to the portion of the option price so paid.

11.  Transferability.
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No Option shall be assignable or transferable except by will and/or by the laws of descent and distribution and, during the life of any Participant, each Option granted to him may be exercised only by him.

12.  Termination of Employment.
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A.  Except as otherwise determined by the Committee, in the event a Participant leaves the employ or service of the Company and the Subsidiaries for any reason other than death, retirement or disability (as such term is defined in section 22(e) of the Code), whether voluntarily or otherwise, each Option theretofore granted to him which shall not have expired or otherwise been cancelled shall, to the extent it is exercisable on the date of such termination of employment or service and to the extent it shall not have theretofore been exercised or become unexercisable, terminate upon the earlier to occur of (i) the expiration of a period of 90 days after such termination of employment or service or (ii) the date specified in said Option.

B. In the event a Participant's employment or service with the Company and the Subsidiaries terminates by reason of his death, each Option theretofore granted to him which shall not have expired or otherwise been cancelled shall, to the extent it is exercisable on the date of such Participant's death and to the extent it shall not have theretofore been exercised or become unexercisable, terminate upon the earlier to occur of (i) the expiration of a period of one year after such Participant's death or (ii) the date specified in said Option.

C. In the event a Participant's employment or service with the Company and the Subsidiaries terminates by reason of his retirement, whether voluntarily or as may be required by any pension plan, or by reason of his disability (as such term is defined in section 22(e) of the Code), each Option theretofore granted to him which shall not have expired or otherwise been cancelled shall become immediately exercisable in full and shall, to the extent it shall not have theretofore been exercised or become unexercisable, terminate upon the earlier to occur of (i) the expiration of 90 days after the date of such Participant's retirement or disability or (ii) the date specified in said Option.

D. The Committee or the Board may in its discretion extend the period during which an Option held by any employee of or consultant to the Company or any Subsidiary may be exercised to such period, not to exceed three years following the termination of a Participant's employment or service with the Company or any of the Subsidiaries, as the Committee or the Board may determine to be appropriate in any particular instance.

13.  Adjustment of Number of Shares.
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A.  In the event that a dividend shall be declared upon the Common Stock payable in shares of the Common Stock, the number of shares of the Common Stock then subject to any Option and the number of shares of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option shall be adjusted by adding to each share the number of shares which would be distributable thereon if such share had been outstanding on the date fixed for determining the shareholders entitled to receive such stock dividend. In the event that the outstanding shares of the Common Stock

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shall be changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or of another corporation, whether through reorganization, recapitalization, stock split-up, combination of shares, sale of assets, merger or consolidation, then, there shall be substituted for each share of the Common Stock then subject to any Option and for each share of the Common Stock reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option, the number and kind of shares of stock or other securities into which each outstanding share of the Common Stock shall be so changed or for which each such share shall be exchanged; provided, however, that, in the event of a merger or consolidation in which the Company is not the surviving corporation or of a sale by the Company of all or substantially all of its assets to a corporation not controlled by the Company (within the meaning of section 1563(a)(1) of the Code) immediately prior to such transaction, the Board determines, in its discretion, that such change or exchange cannot be effected or would be inappropriate, then, each Option theretofore granted to a Participant which shall not have expired or otherwise been cancelled shall become immediately exercisable in full and shall terminate upon the later to occur of (i) the expiration of 30 days following notice to the Participant by the Company of such merger, consolidation or sale, or (ii) the date of such merger, consolidation or sale.

B.  In the event that there shall be any change, other than as specified in this
Section 13, in the number or kind of outstanding shares of the Common Stock, or of any stock or other securities into which the Common Stock shall have been changed, or for which it shall have been exchanged, then, if the Committee shall, in its sole discretion, determine that such change equitably requires an adjustment in the number or kind of shares then subject to any Option and the number or kind of shares reserved for issuance in accordance with the provisions of the Plan but not yet covered by an Option, such adjustment shall be made by the Committee and shall be effective and binding for all purposes of the Plan and of each stock option agreement entered into in accordance with the provisions of the Plan.

C. In the case of any substitution or adjustment in accordance with the provisions of this Section 13, the option price in each stock option agreement for each share covered thereby prior to such substitution or adjustment shall be the option price for all shares of stock or other securities which shall have been substituted for such share or to which such share shall have been adjusted in accordance with the provisions of this Section 13. No adjustment or substitution provided for in this Section 13 shall require the Company to sell a fractional share under any stock option agreement.

14.  Purchase for Investment and Waivers.
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A.  Unless the shares to be issued upon the exercise of an Option by a
Participant shall be registered prior to the issuance thereof under the Securities Act of 1933, as amended, such Participant shall, as a condition of the Company's obligation to issue such shares, be required to give a representation in writing that he is acquiring such shares for his own account as an investment and not with a view to, or for sale in connection with, the distribution of any thereof.

B. In the event of the death of a Participant, an additional condition of exercising any Option shall be the delivery to the Company of such tax waivers and other documents as the Committee shall determine.

C. Each Participant shall be required, as a condition of exercising any Option which is not an incentive stock option, to make such arrangements with the Company with respect to withholding as the Committee shall determine.

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15.  Amendment of Plan.
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The Board may at any time make such modifications of the Plan as it shall deem advisable; provided, however, that (i) the provisions hereof relating to the receipt of Options by directors of the Company who are not employees of the Company or any Subsidiary, the exercise price and terms and conditions of the exercise thereof may not be amended more than once in any period of six months, except as may be required to comply with changes in the Code or the Employee Retirement Income Security Act of 1974, as amended, and (ii) the Board may not without further approval of shareholders representing a majority of the voting power present in person or by proxy at any special or annual meeting of shareholders increase the number of shares of the Common Stock as to which Options may be granted under the Plan (as adjusted in accordance with the provisions of Section 13 hereof), or change the class of persons eligible to participate in the Plan or change the manner of determining the option prices which would result in a decrease in the option price, or extend the period during which an Option may be granted or exercised. Except as otherwise provided in Section 16 hereof, no termination or amendment of the Plan may, without the consent of the Participant to whom any Option shall theretofore have been granted, adversely affect the rights of such Participant under such Option.

16.  Expiration and Termination of the Plan.
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The Plan shall terminate on September 15, 2004 or at such earlier time as the
Board may determine. Options may be granted under the Plan at any time and from time to time prior to its termination. Any Option outstanding under the Plan at the time of the termination of the Plan shall remain in effect until such Option shall have been exercised or shall have expired in accordance with its terms.

17.  Options Granted in Connection with Acquisitions.
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In the event that the Committee determines that, in connection with the acquisition by the Company of another corporation which shall become a Subsidiary of the Company (such corporation being hereinafter referred to as an "Acquired Subsidiary"), Options may be granted hereunder to key employees of an Acquired Subsidiary in exchange for then outstanding options to purchase securities of the Acquired Subsidiary, such Options may be granted at such option prices, may be exercisable immediately or at any time or times either in whole or in part, may be granted without the requirement that the Participant enter into an agreement with the Company that he will remain in the employ or service of the Company or a Subsidiary for any required period of time and may contain such other provisions not inconsistent with the Plan, or the requirement set forth in Section 15 hereof that certain amendments to the Plan must be approved by the shareholders of the Company, as the Committee, in its discretion, shall deem appropriate at the time of the granting of such Options.

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